SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 30, 2003
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                          Asbury Automotive Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

        5511                                             01-0609375
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(Commission File Number)                      (IRS Employer Identification No.)

              Three Landmark Square, Suite 500, Stamford, CT 06901
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               (Address of principal executive offices) (Zip Code)

                                 (203) 356-4400
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              (Registrant's telephone number, including area code)

                                      None
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          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

Exhibit No.                Description

99.1                       Press Release dated April 30, 2003

Item 9.  Regulation FD Disclosure.

         The registrant issued a press release on April 30, 2003, announcing its earnings for the first quarter ended March 31, 2003, which press release is attached hereto as exhibit 99.1. This earnings release is also being furnished to the Commission under new Item 12 on Fork 8-K.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ASBURY AUTOMOTIVE GROUP, INC.



Date:  April 30, 2003                       By:  /s/ Kenneth B. Gilman
                                            ------------------------------
                                            Name:  Kenneth B. Gilman
                                            Title: Chief Executive Officer

                                                   EXHIBIT INDEX

Exhibit No.       Description

99.1     Press Release dated April 30, 2003